UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 18, 2004
Date of Report (Date of earliest event reported)

NovaDel Pharma Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-23399	22-2407152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25 Minneakoning Road
Flemington, New Jersey 08822
(Address of principal executive offices)

(908) 782-3431
(Registrant's telephone number, including area code)

______________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 18, 2004, NovaDel Pharma Inc. (the “Company”) entered into a Manufacturing and Supply Agreement (the “Agreement”) with INyX USA, Ltd. (“INyX”), whereby INyX will manufacture and supply the Company’s nitroglycerin lingual spray. For a five year period beginning November 18, 2004, INyX will be the exclusive provider of the nitroglycerin lingual spray to the Company in the United States and most international markets, and it will be INyX’s responsibility to manufacture, package and supply the nitroglycerin lingual spray in such territory, pursuant to the terms and conditions of the Agreement. Thereafter, INyX will have a non-exclusive right to manufacture such spray for an additional five years. The targeted date for INyX to commence production is mid-2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 NovaDel Pharma Inc.

 By: /s/ Gary A. Shangold
 Name: Gary A. Shangold, Ph.D.
                               Title: President and Chief Executive Officer

Date: November 24, 2004